                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 30, 2004
                                                        ------------------------

                             TELENETICS CORPORATION
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                 000-16580                 33-0061894
----------------------------          ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                       39 PARKER, IRVINE, CALIFORNIA 92618
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code            (949) 455-4000
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective September 30, 2004, Telenetics Corporation ("Telenetics") privately issued equity and debt securities to accredited investors in conjunction with the amendment and restatement of existing secured promissory notes and the issuance of new, and repayment of existing, unsecured promissory notes.

         SECURED DEBT
         ------------

         A total of 20 accredited holders ("Secured Investors") of Amended and Restated Secured Promissory Notes dated as of March 1, 2003 in the aggregate principal and interest amount of $3,658,349.82 ("First Amended Notes") surrendered, or are anticipated to surrender, effective as of September 30, 2004 the principal and interest balances of those notes in consideration for the issuance by Telenetics of Second Amended and Restated Secured Promissory Notes dated as of September 30, 2004 in the aggregate principal amount of $2,926,679.95 ("Second Amended Notes"). The Secured Investors included SDS Capital Group SPC, Ltd., an entity that beneficially owned more than 5% of Telenetics' outstanding common stock ("5% Owner"), Dolphin Direct Equity Partners, L.P. (which entity is discussed in Item 5.02 of this Form 8-K), Gary
P. Arnold, a member of Telenetics' board of directors, and Michael N. Taglich, who was then a member of Telenetics' board of directors and is the general partner of Tag Kent Partners, another investor in the offering.

         The Second Amended Notes bear simple interest at 6.0% per annum commencing October 1, 2005, payable quarterly in arrears beginning on December 31, 2005. Principal is due at maturity on March 31, 2007. The rate of interest during an event of default will be the lesser of 9.0% per annum above the interest rate then in effect and the maximum legal rate per annum. The Second Amended Notes are secured by a continuing security interest in all of Telenetics' inventory. Amendments or waivers under the Second Amended Notes (other than amendments that would reduce the principal or interest balance, decrease the interest rate or extend the maturity date) may be made by written agreement between Telenetics and the holders of a majority of the then outstanding principal balance of the Second Amended Notes.

         Events of default that would give rise to automatic acceleration of the due date of the outstanding principal and interest balance of the Second Amended Notes or the right of the Secured Investors to pursue other remedies include:

         o a payment default in excess of $100,000.00 on any secured debt (other than a particular holder's Second Amended Note and other than any indebtedness to Corlund Electronics or its successors) ("Secured Debt"), or a non-payment default under the Secured Debt that gives right to acceleration of the Secured Debt;

         o Telenetics voluntarily engages in proceedings for bankruptcy, receivership or a general assignment for the benefit of creditors or in similar proceedings; or

         o a bankruptcy, receivership or similar proceeding is brought against Telenetics and remains undismissed or unstayed for a period of sixty days.

         Events of default ("Affirmative Acceleration Events") that would give rise to the Secured Investors' right to accelerate the due date of the outstanding principal and interest balance of the Second Amended Notes or the right of the Secured Investors to pursue other remedies include:

         o a failure to make payments of principal within three days of when due;

         o a failure to make payments of interest within five days of when due;

         o a failure to pay fees or liquidated damages under the Second Amended Notes or related purchase documents within seven business days of when due;

         o a failure to cure a default in any material covenant, condition or agreement in the purchase agreement, security agreement or other Second Amended Notes that is not cured within seven business days;

         o a failure to cure a default in any material covenant, condition or agreement under a particular holder's Second Amended Note (except as described in the preceding bullet point) that is not cured within five business days;

         o the breach of or inaccuracy of a representation or warranty under the purchase agreement or security agreement relating to the Second Amended Notes;

         o issuance of debt securities that are not subordinate to the Second Amended Notes and are not on terms acceptable to holders of a majority of the outstanding principal amount of the First Amended Notes and Second Amended Notes; or

         o consummation of a merger, consolidation or sale of assets described in the Second Amended Notes.

         If an Affirmative Acceleration Event other than the failure to timely make payments of principal or interest (as described in the first two bullet points in the immediately preceding list) occurs, or if a Major Transaction (as defined below) occurs, then each holder of Second Amended Notes will have a pro rata right to require Telenetics to prepay all or a portion of their Second Amended Notes at a premium equal to 130% of the principal amount of the holder's Second Amended Notes. Major Transactions include most consolidations, mergers or business combinations, sales or transfers of substantially all of Telenetics' assets, or consummation of a purchase, tender or exchange offer made to holders of more than 30% of Telenetics' outstanding shares of common stock.

         A holder of a Second Amended Note may grant Telenetics the right to prepay all or a portion of the balance of the holder's Second Amended Note at a price equal to 130% of the aggregate principal and interest balance. Telenetics has the right to prepay all or a portion of any of the Second Amended Notes at a price equal to 110% of the aggregate principal and interest balance.

         Telenetics issued, or anticipates issuing, to the Secured Investors effective as of September 30, 2004 an aggregate of 2,195,012 shares of common stock as an inducement to the Secured Investors to consummate the transaction. In addition, the Secured Investors have received, or are anticipated to receive, at their election and effective as of September 30, 2004, either shares of common stock or five-year warrants to purchase shares of common stock at an exercise price of $0.0001 per share, in exchange for the cancellation of at least 20% of the outstanding principal and interest balance of their First Amended Notes. Under this portion of the transaction, Telenetics has issued, or anticipates issuing, effective as of September 30, 2004 an aggregate of 6,708,873 shares of common stock and warrants to purchase an aggregate of 3,286,619 shares of common stock in exchange for the cancellation of an aggregate of $731,669.87 of principal and interest underlying the First Amended Notes.

         As part of the offering of Second Amended Notes, Telenetics and the Secured Investors are entering into Amendment No. 1 to the Amended and Restated Note and Warrant Purchase Agreement and Amended and Restated Registration Rights Agreement effective as of September 30, 2004 ("Amendment No. 1"). Amendment No. 1 contains, among other provisions, waivers by Secured Investors of any defaults that may have occurred under the secured financing documents as of May 15, 2004 and through and including September 30, 2004, and piggyback registration rights relating to the common stock and warrant shares issued in the offering. Amendment No. 1 contains amendments to the registration rights that cover equity securities issued in conjunction with the First Amended Notes. The amendments provide, among other things, that the filing date for the registration statement relating to those securities ("Registrable Securities") shall be extended to be 30 business days after the holders of a majority of the Registrable Securities have requested that Telenetics registers at least a majority of the Registrable Securities, except that the filing date may not be earlier than May 31, 2005.

         As of October 4, 2004, 13 of the 20 investors had executed the required documentation, and signatures of the remaining seven investors were anticipated to be received in the immediate future and to be effective as of September 30, 2004. Assuming that Telenetics obtains all required documentation, the registration rights relating to the Registrable Securities will be deemed to be amended to provide that the holders of at least a majority of the Registrable Securities will have the ability to agree with Telenetics to amend, modify, supplement or waive those registration rights.

         UNSECURED DEBT
         --------------

         Five accredited investors ("Unsecured Investors") purchased 3.5% Unsecured Promissory Notes Due March 31, 2006 in the aggregate principal amount of $927,168.67 ("Unsecured Notes"). The Unsecured Investors included Dolphin Offshore Partners, L.P., a 5% Owner ($800,000.00), then-director Michael N. Taglich ($70,624.67), and directors Gary P. Arnold ($12,500.00), Robert Schroeder ($23,419.33) and David Parshall ($20,624.67). Each of these four directors purchased Unsecured Notes in exchange for the cancellation of fees due to them for their past service on Telenetics' board of directors.

         The Unsecured Notes accrue simple interest at a rate of 3.5% per annum, payable quarterly in arrears beginning December 31, 2004. Principal is due at maturity on March 31, 2006. If Telenetics defaults in the payment of any part of the principal of or interest on the Unsecured Notes for more than three days, then interest will accrue at a default rate of 12.0% until cured, and Telenetics will be required to pay to the holders a penalty equal to 2.0% of the principal balance outstanding at the date of the payment default.

         Unsecured Investors will have the right to accelerate the due date of the Unsecured Notes or pursue any other remedies they may have if a payment default remains uncured for 30 days, if a non-payment default remains uncured for ten days after Telenetics receives written notice specifying the breach or default and requiring it to be remedied, if a decree or order in respect of involuntary bankruptcy, receivership or similar law is entered and remains unstayed and in effect for 60 consecutive days, or if Telenetics commences a voluntary case under bankruptcy, insolvency or other similar law, appoints a receiver or other similar official for any substantial part of its property, makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due.

         Amendments or waivers under the Unsecured Notes (other than amendments that would reduce the principal or interest balance, decrease the interest rate or extend the maturity date) may be made by written agreement between Telenetics and the holders of a majority of the then outstanding principal balance of the Unsecured Notes. There is no prepayment penalty under the Unsecured Notes.

         The Unsecured Notes were accompanied by an aggregate of 1,390,753 shares of common stock and five-year warrants to purchase an aggregate of 1,158,961 shares of common stock at an exercise price of $0.13725 per share. Telenetics granted to the Unsecured Investors piggyback registration rights relating to the common stock and the warrant shares issued in the offering.

         Proceeds from the offering of Unsecured Notes were used to repay the 16% Secured Promissory Note due 2004 in the principal amount of $700,000.00 held by Dolphin Direct Equity Partners, L.P., with the remainder of the proceeds to be used for general working capital purposes.

ITEM 1.02.        TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         As described in Item 1.01 of this Form 8-K, Telenetics replaced or repaid certain secured promissory notes. The disclosures in Item 1.01 are incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         As described in Item 1.01 of this Form 8-K, Telenetics issued Second Amended Notes and Unsecured Notes to various accredited investors as of September 30, 2004. The disclosures in Item 1.01 are incorporated herein by reference.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         As described in Item 1.01 of this Form 8-K, Telenetics issued Second Amended Notes, Unsecured Notes, shares of common stock and warrants to purchase shares of common stock. The disclosures in Item 1.01 are incorporated herein by reference. Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the investors were accredited and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were issued with restricted securities legends.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Michael N. Taglich, who served as Chairman of the Board of Telenetics since May 2002 and also was a member of Telenetics' compensation and stock option committee and nominating committee, resigned from those positions effective as of October 4, 2004. Concurrently with Mr. Taglich's resignation, Gary P. Arnold was appointed Chairman of the Board, and Carlos P. Salas was appointed as a new member of the board of directors.

         It has not been determined whether Carlos Salas will be appointed to any committees of the board. Telenetics intends to report by amendment to this Form 8-K the appointment of Carlos Salas to any committees, as and to the extent required by the instructions to Item 5.02 of Form 8-K.

         Carlos Salas was informally recommended for board membership by Dolphin Offshore Partners, L.P., a 5% Owner that is managed by Peter Salas, a relative of Carlos Salas. Telenetics' board of directors has unanimously and enthusiastically supported Carlos Salas' appointment to the board of directors.

         Carlos Salas is a principal and managing director of Dolphin Advisors, L.L.C.. Dolphin Advisors manages Dolphin Direct Equity Partners, L.P., a private-equity investment fund that is focused on middle-market opportunities and holds an investment in Telenetics. Before joining Dolphin Advisors in January 2004, Mr. Salas led an investor group in the acquisition of a private engineering and manufacturing firm in 2001, and joined that firm to lead a financial and operating restructuring as chief financial officer throughout 2002 and 2003. Previously, Mr. Salas led corporate finance and mergers and acquisitions advisory assignments for middle-market clients as an investment banker with the Los Angeles office of Donaldson, Lufkin & Jenrette ("DLJ"), and when DLJ was acquired by Credit Suisse First Boston Corporation ("CSFB"), joined CSFB's mergers and acquisitions group. Prior to joining DLJ in 1999, Mr. Salas practiced law with Cleary, Gottlieb, Steen & Hamilton in New York, advising financial sponsors and corporate clients in connection with financings and cross-border mergers and acquisitions transactions. Mr. Salas received a J.D. from The University of Chicago in 1996, and a B.A. in Philosophy from New York University in 1992. Mr. Salas also currently serves on the board of directors of Williams Controls, Inc. (OTC: WMCO) and Tengasco, Inc. (OTC: TGC).

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)      EXHIBITS.

        NUMBER                DESCRIPTION
        ------                -----------

         10.1 Amendment No. 1 to Amended and Restated Note and Warrant Purchase Agreement and Amended and Restated Registration Rights Agreement dated as of September 30, 2004 by and between Telenetics Corporation and the Purchasers named in Exhibit A thereto ("Amendment No. 1")

         10.2 Form of Second Amended and Restated Secured Promissory Note due March 31, 2007, made as of September 30, 2004 by Telenetics Corporation in favor of Purchasers named in Exhibit A to Amendment No. 1

         10.3 Form of Common Stock Purchase Warrant dated as of September 30, 2004 issued by Telenetics Corporation in favor of Purchasers named in Exhibit A to Amendment No. 1

         10.4 Form of Offer Letter Regarding Proposed Offering of Unsecured Promissory Notes, Common Stock and Warrants, dated September 28, 2004, between Telenetics Corporation and each of Dolphin Offshore Partners, L.P. ($800,000.00), Michael N. Taglich ($70,624.67), Gary P. Arnold ($12,500.00), Robert Schroeder
                  ($23,419.33) and David Parshall ($20,624.67) ("Offer Letter")

         10.5 Form of 3.5% Unsecured Promissory Note due March 31, 2006, dated as of September 30, 2004 made by Telenetics Corporation in favor of each of the parties to an Offer Letter

         10.6 Form of Common Stock Purchase Warrant dated as of September 30, 2004 issued by Telenetics Corporation in favor of each of the parties to an Offer Letter

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2004                    TELENETICS CORPORATION

                                          By:  /S/ DAVID L. STONE
                                              ----------------------------------
                                              David L. Stone, Chief Financial
                                                Officer

                 EXHIBITS FILED WITH THIS REPORT ON FORM 8-K


        NUMBER                DESCRIPTION
        ------                -----------

         10.1 Amendment No. 1 to Amended and Restated Note and Warrant Purchase Agreement and Amended and Restated Registration Rights Agreement dated as of September 30, 2004 by and between Telenetics Corporation and the Purchasers named in Exhibit A thereto ("Amendment No. 1")

         10.2 Form of Second Amended and Restated Secured Promissory Note due March 31, 2007, made as of September 30, 2004 by Telenetics Corporation in favor of Purchasers named in Exhibit A to Amendment No. 1

         10.3 Form of Common Stock Purchase Warrant dated as of September 30, 2004 issued by Telenetics Corporation in favor of Purchasers named in Exhibit A to Amendment No. 1

         10.4 Form of Offer Letter Regarding Proposed Offering of Unsecured Promissory Notes, Common Stock and Warrants, dated September 28, 2004, between Telenetics Corporation and each of Dolphin Offshore Partners, L.P. ($800,000.00), Michael N. Taglich ($70,624.67), Gary P. Arnold ($12,500.00), Robert Schroeder
                  ($23,419.33) and David Parshall ($20,624.67) ("Offer Letter")

         10.5 Form of 3.5% Unsecured Promissory Note due March 31, 2006, dated as of September 30, 2004 made by Telenetics Corporation in favor of each of the parties to an Offer Letter

         10.6 Form of Common Stock Purchase Warrant dated as of September 30, 2004 issued by Telenetics Corporation in favor of each of the parties to an Offer Letter